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                            [THE VANGUARD GROUP LOGO]

                   VANGUARD(R) PENNSYLVANIA INSURED LONG-TERM
                                 TAX-EXEMPT FUND
                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 27, 2001

AN IMPORTANT MESSAGE ABOUT ADMIRAL(TM) SHARES
The Fund expects to begin offering a new share class, Admiral Shares, on May 14, 2001. Any Fund purchases made prior to this date will be for the original share class, Investor Shares. Once Admiral Shares are available, Fund accounts that meet the minimum balance and tenure requirements will be eligible for tax-free conversion to Admiral Shares.

For more information on Vanguard's Admiral Shares, including conversion details, please contact us at 1-800-662-7447.

(C)2001 The Vanguard Group, Inc. All rights reserved.               PSS77 032001
Vanguard Marketing Corporation, Distributor.